Exhibit 99.2
EVgo Q1 2023 Earnings Call May 9, 2023 Nasdaq: EVGO – investors.evgo.com

Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target,“ “assume” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on the current expectations or beliefs of the management of EVgo Inc. (“EVgo” or the “Company”) and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, express or implied statements regarding EVgo’s future financial performance, revenues, capital expenditures, chargers in operation or under construction and network throughput; EVgo’s expectation of market position and acceleration in its business due to factors including increased EV adoption; EVgo’s collaboration with partners enabling effective deployment of chargers; and EVgo's revenue-per-stall, capex-per-stall and internal-rate-of-return targets, expectations and assumptions underlying the potential scalability of EVgo's public network, and expectations regarding the percentage of EVgo revenue to be accounted for by revenue from charging on EVgo's public network. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of EVgo’s management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this presentation, including changes or developments in the broader general market; ongoing impacts from COVID-19 on EVgo’s business, customers, and suppliers; macro political, economic, and business conditions, including inflation and geopolitical conflicts that could impact EVgo’s supply chains; increased competition, including from new and existing entrants in the EV charging market; unfavorable conditions or further disruptions in the capital and credit markets and EVgo's ability to obtain additional capital on commercially reasonable terms; EVgo’s limited operating history as a public company; EVgo’s dependence on widespread adoption of EVs and increased installation of charging stations; mechanisms surrounding energy and non-energy costs for EVgo’s charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain disruptions; EVgo’s ability to expand into new service markets, grow its customer base, and manage its operations; impediments to EVgo’s expansion plans, including permitting delays; the need to attract additional fleet operators as customers; potential adverse effects on EVgo’s revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; risks related to EVgo’s dependence on its intellectual property; risks that EVgo’s technology could have undetected defects or errors; and risks that the assumptions underlying the model inputs used in project underwriting considerations for any new charger sites prove to be inaccurate. Additional risks and uncertainties that could affect the Company’s financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EVgo” in EVgo’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”), as well as its other SEC filings, copies of which are available on EVgo’s website at investors.evgo.com, and on the SEC’s website at www.sec.gov. All forward-looking statements in this presentation are based on information available to us as of the date hereof, and EVgo does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law. Use of Non-GAAP Financial Measures To supplement EVgo’s financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), EVgo uses certain non-GAAP financial measures. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EVgo uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. EVgo believes that these non-GAAP financial measures provide meaningful supplemental information regarding EVgo’s performance by excluding certain items that may not be indicative of EVgo’s recurring core business operating results. EVgo believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing EVgo’s performance. These non-GAAP financial measures also facilitate management’s internal comparisons to EVgo’s historical performance. EVgo believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by EVgo’s institutional investors and the analyst community to help them analyze the health of EVgo’s business. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures can be found in the tables included at the end of this presentation. Safe Harbor & Forward-Looking Statements 2

1 Cathy Zoi, CEO Strategic Overview 3

Snapshot of EVgo's Market Position

Market leader in clean mobility electrification – 100% matched with renewable power

9 OEM partners

Engaged by multiple OEMs for partnerships ranging from charging credit and infrastructure buildout, to marketing and data integration

~140 million

Americans within 10 miles of EVgo charger

~614,000

Customer accounts

30+ states

60+ major metropolitan areas

124%

Y-o-Y network throughput growth[1]

100%

Electricity that powers EVgo's network is matched with purchases of renewable energy certificates since 2019

900+ locations

A leader in public DC fast charging sites

~3,100 stalls

DC fast charging stalls in operation or under construction

~3,500 stalls

In active engineering and construction (E&C) stall development pipeline

~3.4M users

Registered PlugShare® accounts



Current EVgo Fast Charging Locations
Coming Soon EVgo Fast Charging Locations
Potential GM + Pilot Flying J Locations

Locations intended to provide an approximation of future charging sites.

Construction of charging sites is subject to various risks and delays, and not all the future charging sites depicted above may be complete

Source: Company estimates, PlugShare
All figures as of Q1 2023 unless otherwise noted
1) Q1 2023 vs Q1 2022

4

0 5,000 10,000 15,000 20,000 2020 2021 2022 2023F 2024F 2025F 2026F 2027F 2028F 2029F 2030F Rapid Acceleration in US EV Adoption and Need for DC Fast Charging Drives Scalability of EVgo Business Model 5 1.0 1.5 2.2 3.8 5.6 7.9 11.0 15.1 20.2 26.2 33.2 2020 2021 2022 2023F 2024F 2025F 2026F 2027F 2028F 2029F 2030F US EVs (in millions) Source: BloombergNEF +40% ‘22-’30 CAGR • Over $1.2 trillion in planned investment for the development and deployment of EVs through 20301 • EVgo business model leveraged to increasing EV VIO which drives utilization • Top stalls on EVgo network already in line with long-term revenue targets • Realizing increasing charge rate as EV batteries improve and EVgo deployment of ultra-fast chargers accelerates • Expect public network to account for 75%-80% of EVgo revenue over long-term (remainder eXtend, hubs, behind the fence, tech-driven services) • Target robust double-digit pre-tax unlevered IRR on portfolio basis • Attractive long-term returns underpinned by EVgo’s first-mover, analytics and platform advantages • Current gross capex per stall of approximately $130,000 to $150,000 • OEM/grant funding/tax policy available to offset capex spend Growth Forecast for DC Charging Demand Source: EVgo DC Fast Charging Demand (GWh) +55% ‘22-’30 CAGR 1 Reuters Expectations regarding the percentage of EVgo revenue to be accounted for by revenue from charging on EVgo’s public network and the internal-rate-of-return, capex-per-stall and revenue-per-stall targets reflect EVgo’s reasonable expectations and assumptions as of the date of this presentation, which could be inaccurate and cause actual results to differ materially from those described herein. See 'Safe Harbor & Forward-Looking Statements' for more information

6 Providing Superior Fast Charging Across EV Landscape Site Host + eXtend Partners OEM Partners Fleet + Technology Partners 2 AV Partners Logos of selected companies, not intended to be a full list of EVgo site hosts and partners

Key Business Highlights Accelerating growth and investment in network Stalls in Operation or Under Construction Network Throughput (GWh) 7 All figures for Q1 2023 or as of 03/31/2023 unless otherwise noted. ~3,100 Stalls in operation or under construction increased 48% YoY ~3,500 Active E&C Stall Development Pipeline grew 6% YoY ~220 New stalls added to our network during Q1 2023, increase of 69% YoY 17.9 GWh Network throughput up 124% from Q1 2022 229% Revenue increase versus Q1 2022 ~3.4M PlugShare registered users ~2,100 ~3,100 3/31/2022 3/31/2023 48% 8.0 17.9 Q1'22 Q1'23 124%

2 Olga Shevorenkova, CFO Financial and Operational Overview

Key Operational Highlights Active E&C Stall Development Pipeline EVgo Customer Accounts (000s) Revenue ($M) Continued focus on scaling execution in 2023 • Active E&C Stall Development Pipeline of 6% year-over-year • Customer account growth of 63% year-over-year • Year-over-year throughput exceeding operational stall growth: • Operational stalls of ~2,400: +33% • Network throughput: +124% • Revenue: +229% 9 ~3,300 ~3,500 Q1'22 Q1'23 6% 7.7 25.3 Q1'22 Q1'23 63% 229% 377 614 Q1'22 Q1'23

Key Financial Highlights Q1 2023

Quarterly Revenue, Margin and Cash Flow Update

Unaudited, dollars in thousands		Q1'23		Q1'22	Better (Worse)
Network Throughput (GWh)		**17.9**		**8.0**	**124 %**
GAAP revenue	$	25,300	$	7,700	229 %
GAAP gross profit (loss)	$	41	$	(600)	107 %
GAAP gross margin		***0.2%***		***(7.8%)***	***800 bps***
GAAP net loss	$	(49,081)	$	(55,266)	11 %
Adjusted Gross Profit[1]	$	6,405	$	2,865	124 %
Adjusted Gross Margin [1]		***25.3%***		***37.2%***	***(1,190) bps***
Adjusted EBITDA[1]	$	(20,067)	$	(18,176)	(10)%

		Q1'23		Q1'22
Cash flows used in operating activities	$	(19,343)	$	(19,831)
Capital expenditures	$	(65,246)	$	(28,274)

[1] Adjusted Gross Profit, Adjusted Gross Margin, and Adjusted EBITDA are non-GAAP measures and have not been prepared in accordance with GAAP. For a definition of these non-GAAP measures and a reconciliation to the most directly comparable GAAP measure, please see "Definitions of Non-GAAP Financial Measures" and "Reconciliations of Non-GAAP Measures" included elsewhere in these materials.

- Revenues grew 229% year-over-year, driven by increases in eXtend and retail charging revenues
  - Retail charging revenue increased 89% on YoY basis
  - eXtend revenues increased $10.2 million as pre-engineering work and equipment delivery continued for certain Pilot Flying J sites
- Adjusted gross margin declined: 25.3% compared to 37.2% in Q1 2022, primarily due to accelerated revenue recognition of regulatory credits in Q1 2022 and a reduction in LCFS prices
- G&A as a percentage of revenue improved to 149.8% compared to 330.2% in Q1 2022
- Adj. G&A as a percentage of revenue improved to 104.6% compared to 273.2% in Q1 2022
- Ended Q1'23 with $163.8 million in cash, cash equivalents, and restricted cash
- Q1'23 capex spend acceleration primarily driven by prepaid equipment spend

10

EVgo Network Throughput Continues to Outpace EV VIO Growth

- **Throughput growth exceeding EV VIO growth**
  - EVgo leveraged to increasing EV adoption with embedded growth in network
  - Q1 2023 throughput growth of 124% compared to VIO growth of 53% YoY
  - Fleet throughput more than tripled year-over-year driven by high-frequency drivers
  - Consumption per passenger vehicle is increasing due to larger battery size and reliance on public DCFC charging
- **kWh dispensed increasing faster than stall growth**
  - Throughput growth +124%
  - Operational stall growth +33%
  - Growth in kWh per stall creates meaningful operating leverage in EVgo model
  - Higher power chargers and EVs capable of accepting more power
- **Leading EVgo stalls demonstrate long-term potential of growth runway for broader network**
  - Top 10% of stalls: 26% utilization
  - Top 20% of stalls: >20% utilization
  - California network >12% utilization; top metropolitan statistical areas (MSA) >13%
  - Certain MSAs in Texas, Florida, Nevada, and Connecticut > 10%

EVgo Network Throughput and US EV VIO Growth
Rebased to 100% as of Q1 2022


224%
180%
151%
126%
100%
153%
136%
123%
111%
100%
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
US EV VIO
EVgo Network Throughput

US EV VIO from Experion, Q1 2023 estimate

11

Adjusted EBITDA** ($78)-($60)M Total Stalls in Operation or Under Construction as of YE 2023 3,400-4,000 Affirming 2023 financial and operational forecast figures: 2023 Guidance 12 *A reconciliation of projected Adjusted EBITDA (Non-GAAP) to net income (loss), the most directly comparable GAAP measure, is not provided because certain measures, including share-based compensation expense, which is excluded from adjusted EBITDA, cannot be reasonably calculated or predicted at this time without unreasonable efforts. For a definition of Adjusted EBITDA and a reconciliation to the most directly comparable GAAP measure, please see “Definitions of Non-GAAP Financial Measures” and “Reconciliations of Non-GAAP Measures” included elsewhere in these materials. Revenue $105-$150M

3 Appendix Reconciliation of Non-GAAP Measures to GAAP, Summary Financials

Revenue Disaggregation 14 *Percentage greater than 999%. Q1'23 vs Q1'22 Charging revenue, retail $ 3,502 $ 4,389 $ 5,176 $ 5,828 $ 6,615 89 % Charging revenue, commercial 709 654 678 1,322 1,715 142 % Charging revenue, OEM 151 189 252 349 552 266 % Regulatory credit sales 1,378 2,128 1,178 968 1,215 (12)% Network revenue, OEM 490 887 448 626 2,699 451 % eXtend revenue 80 131 1,543 16,689 10,292 * Ancillary revenue 1,390 698 1,234 1,521 2,212 59 % Total revenue $ 7,700 $ 9,076 $ 10,509 $ 27,303 $ 25,300 229 % Unaudited, dollars in thousands Q1'22 Q2'22 Q3'22 Q4'22 Q1'23

Financial Statements: Condensed Consolidated Balance Sheets 15 (in thousands) Assets Current assets Cash, cash equivalents and restricted cash $ 163,512 $ 246,193 Accounts receivable, net of allowance of $782 and $687 as of March 31, 2023 and December 31, 2022, respectively 29,263 11,075 Accounts receivable, capital-build 9,418 8,011 Prepaid expenses 4,077 4,953 Other current assets 10,501 5,252 Total current assets 216,771 275,484 Property, equipment and software, net 367,195 308,112 Operating lease right-of-use assets 54,670 51,856 Restricted cash 300 300 Other assets 2,137 2,308 Intangible assets, net 57,708 60,612 Goodwill 31,052 31,052 Total assets $ 729,833 $ 729,724 Liabilities, redeemable noncontrolling interest and stockholders’ deficit Current liabilities Accounts payable $ 18,640 $ 9,128 Accrued liabilities 40,126 39,233 Operating lease liabilities, current 5,590 4,958 Deferred revenue, current 24,529 16,023 Customer deposits 12,833 17,867 Other current liabilities 415 136 Total current liabilities 102,133 87,345 Operating lease liabilities, noncurrent 48,234 45,689 Earnout liability, at fair value 3,793 1,730 Asset retirement obligations 17,371 15,473 Capital-build liability 28,152 26,157 Deferred revenue, noncurrent 37,175 23,900 Warrant liabilities, at fair value 18,684 12,304 Total liabilities 255,542 212,598 Commitments and contingencies Redeemable noncontrolling interest 1,525,282 875,226 Stockholders’ deficit (1,050,991) (358,100) Total liabilities, redeemable noncontrolling interest and stockholders’ deficit $ 729,833 $ 729,724 March 31, 2023 December 31, (unaudited) 2022

Financial Statements: Consolidated Statements of Operations 16 *Percentage greater than 999%. (Unaudited, in thousands, except per share data) Change % Revenue $ 25,300 $ 7,700 229 % Cost of revenue 18,917 4,846 290 % Depreciation, net of capital-build amortization 6,342 3,454 84 % Cost of sales 25,259 8,300 204 % Gross profit (loss) 4 1 (600) 107 % General and administrative expenses 37,889 25,428 49 % Depreciation, amortization and accretion 4,784 3,887 23 % Total operating expenses 42,673 29,315 46 % Operating loss (42,632) (29,915) (43)% Interest income 1,998 5 5 * Other income (expense), net 1 (263) 100 % Change in fair value of earnout liability (2,063) (2,264) 9 % Change in fair value of warrant liabilities (6,380) (22,874) 72 % Total other expense, net (6,444) (25,346) 75 % Loss before income tax expense (49,076) (55,261) 11 % Income tax expense (5) (5) — % Net loss (49,081) (55,266) 11 % Less: net loss attributable to redeemable noncontrolling interest (36,005) (40,867) 12 % Net loss attributable to Class A common stockholders $ (13,076) $ (14,399) 9 % Net loss per share to Class A common stockholders, basic and diluted $ (0.18) $ (0.21) 14% 2023 2022 March 31, Three Months Ended

Financial Statements: Consolidated Statements of Cash Flows 17 Unaudited (in thousands) Cash flows from operating activities Net loss $ (49,081) $ (55,266) Adjustments to reconcile net loss to net cash used in operating activities Depreciation, amortization and accretion 11,126 7,341 Net loss on disposal of property and equipment and impairment expense 3,460 1,010 Share-based compensation 6,427 3,506 Change in fair value of earnout liability 2,063 2,264 Change in fair value of warrant liabilities 6,380 22,874 Other — 288 Changes in operating assets and liabilities Accounts receivable, net (18,188) (257) Receivables from related parties — 1,499 Prepaid expenses and other current and noncurrent assets (4,415) 3,538 Operating lease assets and liabilities, net 365 (2,135) Accounts payable 6,493 154 Payables to related parties — 25 Accrued liabilities (799) (2,596) Deferred revenue 21,781 (561) Customer deposits (5,034) (862) Other current and noncurrent liabilities 79 (653) Net cash used in operating activities (19,343) (19,831) Cash flows from investing activities Purchases of property, equipment and software (65,246) (28,274) Proceeds from insurance for property losses — 202 Net cash used in investing activities (65,246) (28,072) Cash flows from financing activities Proceeds from capital-build funding 2,216 4,099 Proceeds from exercise of warrants — 2 Payments of issuance costs and deferred transaction costs (308) — Net cash provided by financing activities 1,908 4,101 Net decrease in cash, cash equivalents and restricted cash (82,681) (43,802) Cash, cash equivalents and restricted cash, beginning of period 246,493 485,181 Cash, cash equivalents and restricted cash, end of period $ 163,812 $ 441,379 Three Months Ended March 31, 2023 2022

This presentation includes the following non-GAAP financial measures, in each case as defined below: “Adjusted Cost of Sales,” “Adjusted Cost of Sales as a Percentage of Revenue,” “Adjusted Gross Profit (Loss),” “Adjusted Gross Margin,” “Adjusted General and Administrative Expenses,” “Adjusted General and Administrative Expenses as a Percentage of Revenue,” “EBITDA,” “EBITDA Margin,” “Adjusted EBITDA” and “Adjusted EBITDA Margin.” EVgo believes these measures are useful to investors in evaluating EVgo’s performance. In addition, EVgo management uses these measures internally to establish forecasts, budgets, and operational goals to manage and monitor its business. EVgo believes that these measures help to depict a more meaningful representation of the performance of the underlying business, enabling EVgo to evaluate and plan more effectively for the future. EVgo defines Adjusted Cost of Sales as cost of sales before (i) depreciation, net of capital-build amortization, and (ii) share-based compensation. EVgo defines Adjusted Cost of Sales as a Percentage of Revenue as Adjusted Cost of Sales as a percentage of revenue. EVgo defines Adjusted Gross Profit (Loss) as revenue less Adjusted Cost of Sales. EVgo defines Adjusted Gross Margin as Adjusted Gross Profit (Loss) as a percentage of revenue. EVgo defines Adjusted General and Administrative Expenses as general and administrative expenses before (i) share-based compensation, (ii) loss on disposal of property and equipment and impairment expense, (iii) bad debt expense, and (iv) certain other items that management believes are not indicative of EVgo’s ongoing performance. EVgo defines Adjusted General and Administrative Expenses as a Percentage of Revenue as Adjusted General and Administrative Expenses as a percentage of revenue. EVgo defines EBITDA as net income (loss) before (i) depreciation, net of capital-build amortization, (ii) amortization, (iii) accretion, (iv) interest income, and (v) income tax expense. EVgo defines EBITDA Margin as EBITDA as a percentage of revenue. EVgo defines Adjusted EBITDA as EBITDA plus (i) share-based compensation, (ii) loss on disposal of property and equipment and impairment expense, (iii) (gain) loss on investments, (iv) bad debt expense, (v) change in fair value of earnout liability, (vi) change in fair value of warrant liabilities, and (vii) certain other items that management believes are not indicative of EVgo’s ongoing performance. EVgo defines Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of revenue. Adjusted Cost of Sales, Adjusted Cost of Sales as a Percentage of Revenue, Adjusted Gross Profit (Loss), Adjusted Gross Margin, Adjusted General and Administrative Expenses, Adjusted General and Administrative Expenses as a Percentage of Revenue, EBITDA, EBITDA Margin, Adjusted EBITDA and Adjusted EBITDA Margin are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies. These measures should not be considered as measures of financial performance under GAAP, and the items excluded from or included in these metrics are significant components in understanding and assessing EVgo’s financial performance. These metrics should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP. Definitions of Non-GAAP Financial Measures 18

Reconciliations of Non-GAAP Measures to GAAP 19 *Percentage greater than 999%, bps greater than 9,999 or not meaningful. 1 For the three months ended March 31, 2023, comprised primarily of costs related to the reorganization of Company resources previously announced by the Company on February 23, 2023 and the petition filed by EVgo in the Delaware Court of Chancery in February 2023 seeking validation of EVgo's charter and share structure (the “205 Petition”) , which are not expected to recur. For the three months ended March 31, 2022, comprised primarily of insurance proceeds for property losses. Unaudited, dollars in thousands Change GAAP revenue $ 25,300 $ 7,700 229 % GAAP net loss $ (49,081) $ (55,266) 11 % GAAP net loss margin (194.0%) (717.7%) * bps Adjustments: Depreciation, net of capital-build amortization 6,468 3,517 84 % Amortization 4,119 3,365 22 % Accretion 539 459 17 % Interest income (1,998) (55) * Income tax expense 5 5 — % EBITDA (39,948) (47,975) 17 % EBITDA Margin (157.9%) (623.1%) * bps Adjustments: Share-based compensation 6,427 3,506 83 % Loss on disposal of property and equipment and impairment expense 3,460 1,010 243% (Gain) loss on investments (1) 255 (100)% Bad debt expense 97 116 (16)% Change in fair value of earnout liability 2,063 2,264 (9)% Change in fair value of warrant liabilities 6,380 22,874 (72)% Other1 1,455 (226) 744 % Adjusted EBITDA $ (20,067) $ (18,176) (10)% Adjusted EBITDA Margin (79.3%) (236.1%) * bps Q1'23 Q1'22

Reconciliations of Non-GAAP Measures to GAAP 20 Unaudited, dollars in thousands Change GAAP revenue $ 25,300 $ 7,700 229 % GAAP cost of sales 25,259 8,300 204 % GAAP gross profit (loss) $ 41 $ (600) 107 % GAAP cost of sales as a percentage of revenue 99.8% 107.8% (800) bps GAAP gross margin 0.2% (7.8%) 800 bps Depreciation, net of capital-build amortization $ 6,342 $ 3,454 84 % Share-based compensation 22 11 100 % Total adjustments 6,364 3,465 84 % Adjusted Cost of Sales $ 18,895 $ 4,835 291 % Adjusted Cost of Sales as a Percentage of Revenue 74.7% 62.8% 1,190 bps Adjusted Gross Profit $ 6,405 $ 2,865 124 % Adjusted Gross Margin 25.3% 37.2% (1,190) bps Q1'23 Q1'22 Adjustments:

Reconciliations of Non-GAAP Measures to GAAP 21 *Bps greater than 9,999. 1 For the three months ended March 31, 2023, comprised primarily of costs related to the reorganization of Company resources previously announced by the Company on February 23, 2023 and the 205 Petition, which are not expected to recur. For the three months ended March 31, 2022, comprised primarily of insurance proceeds for property losses. Unaudited, dollars in thousands Change GAAP revenue $ 25,300 $ 7,700 229 % GAAP general and administrative expenses $ 37,889 $ 25,428 49 % GAAP general and administrative expenses as a percentage of revenue 149.8% 330.2% * bps Adjustments: Share-based compensation $ 6,405 $ 3,495 83 % Loss on disposal of property and equipment and impairment expense 3,460 1,010 243 % Bad debt expense 97 116 (16)% Other1 1,455 (226) 744 % Total adjustments 11,417 4,395 160 % Adjusted General and Administrative Expenses $ 26,472 $ 21,033 26 % Adjusted General and Administrative Expenses as a Percentage of Revenue 104.6% 273.2% * bps Q1'23 Q1'22